[LOGO]                 Kaminski Poland Fund
                                       210 North 2nd Street, Suite 050
                                            Minneapolis, MN 55401
                                        Fund Literature (888) POL-FUND
                                     Shareholder Services (888) 229-2105



     The Kaminski Poland Fund (the "Fund") is a mutual fund that seeks long term growth by investing in publicly traded securities of companies based in the Republic of Poland. Kaminski Asset Management, Inc. (the "Advisor") is the investment advisor to the Fund. There can be no assurance that the Fund will achieve its investment objective.

     The securities market in Poland is considered an "emerging market" with greater risks than are present in the more developed economy and market of the U.S. The Fund should not be considered a complete investment program. See the Appendix "Special Considerations and Risks" at the end of this prospectus.

     This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. The Fund is a separate series of Advisors Series Trust (the "Trust"), an open-end registered management investment company. A Statement of Additional Information ("SAI") dated June 23, 1997, as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge upon request to the Fund at the address or telephone number given above.


     Mutual fund shares are not deposits or obligations of (or endorsed or guaranteed by) any bank, nor are they federally insured or otherwise protected by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency. Investing in any mutual fund involves investment risks, including the possible loss of principal, and the value and return of any mutual fund will fluctuate. In the case of this Fund, investors should be prepared to accept significant volatility in share price and potentially substantial loss of principal.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                         Prospectus dated June 23, 1997

                               TABLE OF CONTENTS

Expense Table .............................................................    2
Investment Objectives and Policies ........................................    3
Management of the Fund ....................................................    5
Investor Guide ............................................................    5
Services Available to Shareholders ........................................    7
How to Redeem Your Shares .................................................    7
Distributions and Taxes ...................................................    9
General Information .......................................................    9
Appendix, Special Considerations and Risks ................................   10

                                  EXPENSE TABLE

Expenses are one of several factors to consider when investing in the Fund. There are two types of expenses involved: shareholder transaction expenses, such as sales loads, and annual operating expenses, such as investment advisory fees.

Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases ..........................       None
  Maximum Sales Load Imposed on Reinvested Dividends ...............       None
  Deferred Sales Load ..............................................       None
  Redemption Fees ..................................................       None

Annual Operating Expenses
   (As a percentage of average net assets)
Investment Advisory Fees ...........................................       1.45%
12b-1 Fees .........................................................       0.25%
Other Expenses (after expense reimbursement) .......................       1.05%
                                                                           ----
Total Operating Expenses (after expense reimbursement) .............       2.75%
                                                                           ====

The purpose of the above table is to provide an understanding of the various expenses which may be borne directly or indirectly by an investment in the Fund. Actual expenses may be more or less than those shown. The Fund's total operating expenses are not expected to exceed 2.75% of average net assets annually, but in the event that they do, the Advisor has agreed to reduce its fees to insure that the expenses for the Fund will not exceed 2.75%. "Other Expenses" in the above table have been estimated for the first fiscal year of the Fund. If the Advisor did not limit the Fund's expenses, it is expected that "Other Expenses" in the above table would be 1.55%, and "Total Operating Expenses" would be 3.25%. If the Advisor does waive any of its fees, the Fund may reimburse the Advisor in future years. See "Management of the Fund."

Example

This table illustrates the net operating expenses that would be incurred by an investment in the Fund over different time periods assuming a $1,000 investment, a 5% annual return, and redemption at the end of each time period.

                    1 Year                       3 Years
                     $ 28                         $ 85

The Example shown above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In addition, federal regulations require the Example to assume a 5% annual return, but the Fund's actual return may be higher or lower. See "Management of the Fund."

The minimum initial investment in the Fund is $1,000, with subsequent minimum investments of $250 or more.
2

INVESTMENT OBJECTIVES AND POLICIES

What is the Fund's investment objective?

The investment objective of the Fund is long term growth of capital. There can be no assurance that the Fund will achieve its objective.

How does the Fund seek to achieve its objective?

Kaminski Asset Management, Inc. (the "Advisor") selects equity securities for the Fund's portfolio that are issued by companies based in the Republic of Poland. While there are currently more than 120 stocks listed on the Warsaw Stock Exchange, and the Fund will invest only in certain of these stocks and will have a fairly limited portfolio. In addition, the Fund may invest in shares of investment companies that are being created as part of the privatization of state-owned companies.

In selecting stocks for the Fund's portfolio, the Advisor will purchase stocks only of issuers with aggregate market capitalization greater than $20 million and an annual rate of earnings growth that is greater than 10%. After a security is purchased, if it subsequently fails to meet either of these criteria, the Advisor will consider some or all of the position, but it is not required to eliminate the security from the Fund's portfolio. This is an operating policy of the Fund, and not a fundamental policy, and it may be changed by a vote of the Trustees of the Trust. The Advisor does not expect the Fund's annual turnover rate to exceed 50%.

Because the Polish market is limited in market capitalization, the Fund may have to close to new investors if its total assets exceed the amount that the Advisor believes can be invested effectively.

What investment opportunities exist in the Republic of Poland?

Until relatively recently, Poland had a centrally planned economy, primarily influenced by socialist and communist political philosophies and characterized by nationalized industries, fixed prices and limited external trade. Since the late 1980's, the Republic of Poland has undertaken political and economic reforms, founded upon an ideological shift from socialism and communism to capitalism. In 1990, a fully free election for the government was held. These reforms have had the effect of creating a market-driven economy and have made foreign investment possible.

The transition to a market-driven economy has been difficult and had the immediate effect of high inflation rates, increased unemployment and a significant decline in living standards as real wages fell. In addition, most of Poland's external trade was formerly limited to the former Soviet Union and other Warsaw Pact countries. As a consequence of all of these factors, Poland experienced a significant drop in GDP.

In the last two years, these reforms have led to an improvement in the economy of the Republic of Poland, which has been growing in real terms. In addition, significant progress has been made in all in reducing inflation and government budget deficits. In 1995, the GDP of the Republic of Poland was approximately $123.5 billion. By way of comparison, in the same period, the GDP for the United States was $7.3 trillion. In 1995, the average GDP per capita of Poland was $2,260. By way of comparison, in the same year, the GDP per capita for Germany was $29,643.

The Advisor believes that current conditions in Poland will result in a significant level of economic activity, offering the potential for long-term capital appreciation from investment in equity securities of issuers based there. The Advisor believes that the strategic location of Poland between Western Europe and Russia and Asia should benefit its economy by permitting it to take advantage of the modernization, technology and capital available in Western Europe and the large consumer base to the east. The privatization of formerly state-run enterprises and the substantial restructuring of established industries as the economy shifts from a quota-driven command economy to a free market, supply and demand-driven economy and as companies begin to identify and exploit domestic and export markets should result in investment opportunities. The private sector, however, is not as developed in Poland as it is in Western Europe.

The total population of Poland is approximately 38.6 million and is well-educated (relative to other emerging markets), with literacy rates that compare favorably to those in Western Europe. For example, the literacy rates averaged 99% in 1993 as compared with 100% in Germany in the same period. Annual wage rates, however, are significantly lower than in the United States and Germany.

What risks are associated with an investment in the Fund?

There are risks associated with all securities, but an investment in the Fund entails more risks than in most other mutual funds. First, there are currency risks. Most of the Fund's portfolio securities will be denominated in Polish zlotys, and changes in the value of the zloty relative to the U.S. dollar will affect the Fund's net asset value. If the dollar increases in value in relation to the zloty and the price of securities is unchanged, the value of the Fund's portfolio will decrease, and vice versa. Second, While regulation of securities and the Warsaw Stock Exchange is similar to the regulatory framework in the U.S., there is considerably less experience with regulation in Poland. Third, the securities market in Poland is considered to be an "emerging market," with greater risks than are present in the more developed economy and market of the U.S. There is significantly less liquidity than in U.S. markets, which may lead to difficulties in selling the Fund's portfolio securities. Finally, because the Fund concentrates its investments in Poland, it will be subject to economic and political developments that affect that country, unlike other international funds which diversify among several countries. These risks are described in detail in the Appendix at the end of this prospectus, and you should read this Appendix carefully before investing. Also, you should not consider the Fund to be a complete investment program, in which you should invest all, or even a significant portion, of your assets.

Other securities the Fund might purchase and other investment techniques.

Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks of companies based in the Republic of Poland. If the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest without limit in high quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. The Fund may buy or write options on equities and on stock indices, and it may engage in foreign exchange transactions. More information about these investments is contained in the SAI.

Lending securities.

To increase its income, the Fund may lend securities from its portfolio to brokers, dealers and other financial institutions. No more than one-third of the Fund's total assets may be represented by loaned securities. The Fund's loans of portfolio securities will be collateralized at all times by high quality liquid securities equal in value to the securities loaned.

Investment restrictions.

The Fund has adopted certain investment restrictions, which are described fully in the Statement of Additional Information. Like the Fund's investment objective, certain of these restrictions are fundamental and may be changed only by a majority vote of the Fund's outstanding shares. As a fundamental policy the Fund must, under normal circumstances, invest at least 80% of its assets in securities of issuers based in the Republic of Poland. The Fund is diversified, which means that as to 75% of its total assets, no more than 5% may be invested in the securities of a single issuer and that no more than 10% of its total assets may be invested in the voting securities of such issuer.

There is, of course, no assurance that the Fund's objective will be achieved. Because prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary as the market value of its investment portfolio changes.
4

                             MANAGEMENT OF THE FUND

The Board of Trustees of the Trust establishes the Fund's policies and supervises and reviews the management of the Fund.

The Advisor.

The Fund's Advisor is Kaminski Asset Management, Inc. 210 North 2nd Street, Suite 050, Minneapolis, MN 55401. The Advisor, which is controlled by M.G. Kaminski, commenced operations in December, 1996. Mr. Kaminski is the President and Chief Executive Officer of the Advisor and the portfolio manager of the Fund. Neither the Advisor nor Mr. Kaminski has previously advised a mutual fund, but Mr. Kaminski, who was from October, 1992 until December 1996 a Vice President of PaineWebber Incorporated, was responsible for client assets aggregating approximately $100 million in 1996. Prior to joining PaineWebber, Mr. Kaminski was associated with Piper Jaffray Inc.

The Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly management fee based upon the average daily net assets of the Fund at the annual rate of 1.45% of average net assets on the first $20 million of net assets of the Fund, reduced to 1.25% on assets in excess of $20 million. This fee is higher than that paid by most mutual funds.

The Administrator.

Investment Company Administration Corporation (the "Administrator") prepares various federal and state regulatory filings, reports and returns for the Fund, prepares reports and materials to be supplied to the trustees, monitors the activities of the Fund's custodian, shareholder servicing agent and accountants, and coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the rate annual rate of 0.20%, subject to a $30,000 annual minimum.

Other operating expenses.

The Fund is responsible for its own operating expenses, including but not limited to, the advisory and administration fees, custody and shareholder servicing agent fees, legal and auditing expenses, federal and state registration fees, and fees to the Trust's disinterested trustees. The Advisor may reduce its fees or reimburse the Fund for expenses at any time in order to reduce the Fund's expenses. Reductions made by the Advisor in its fees or payments or reimbursements of expenses which are the Fund's obligation are subject to reimbursement by the Fund within the following three years, provided the Advisor specifically requests reimbursement, the Board of Trustees approves the reimbursement at the time of the request, and the Fund is able to make the reimbursement and still remain in compliance with the Advisor's voluntary expense limitation.

Brokerage transactions. The Advisor considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the
Advisor may lawfully and appropriately use in its investment advisory capacities. Provided the Fund receives prompt execution at competitive prices, the Advisor may also consider the sale of Fund shares as a factor in selecting broker-dealers for the Fund's portfolio transactions. Because there are relatively few broker-dealers who can handle transactions in Polish securities, the Fund will be limited in its selection of broker-dealers and may have to pay higher commission rates than are paid by institutions on U.S. securities.

                                 INVESTOR GUIDE

How to purchase shares of the Fund.

There are several ways to purchase shares of the Fund. An Application Form, which accompanies this Prospectus, is used if you send money directly to the Fund by mail or by wire. If you have questions about how to invest, or about how to complete the Application Form, please call an account representative at (888) 229-2105.

You may send money to the Fund by mail.

If you wish to invest by mail, simply complete the Application Form and mail it with a check (made payable to the Kaminski Poland Fund) to the Fund's Shareholder Servicing Agent:

Kaminski Poland Fund
P.O. Box 640947
Cincinnati, OH 45264-0947

You may wire money to the Fund.

Before sending a wire, you should call the Fund at (888) 229-2105 between 9:00 a.m. and 5:00 p.m., Eastern time, on a day when the New York Stock Exchange ("NYSE") is open for trading, in order to receive an account number. It is important to call and receive this account number, because if your wire is sent without it or without the name of the Fund, there may be a delay in investing the money you wire. You should then ask your bank to wire money to:

Star Bank, N.A. Cinti/Trust
ABA # 0420-0001-3
for credit to Kaminski Poland Fund
DDA # 486479769
for further credit to [your name and account #]

Your bank may charge you a fee for sending a wire to the Fund.

You may purchase shares through an investment dealer. You may be able to invest in shares of the Fund through an investment dealer, if the dealer has made arrangements with the Distributor. The dealer may place an order for you with the Fund; the price you will pay will be the net asset value which is next calculated after receipt of the order from the dealer. It is the responsibility of the dealer to place your order promptly. A dealer may charge you a fee for placing your order, but you could avoid paying such a fee by sending an Application Form and payment directly to the Fund. The dealer may also hold the shares you purchase in its omnibus account rather than in your name in the records of the Fund's transfer agent. The Fund may reimburse the dealer for maintaining records of your account as well as for other services provided to you.

Your dealer is responsible for sending your money to the Fund promptly after placing the order to purchase shares, and the Fund may cancel the order if payment is not received from the dealer promptly.

Minimum investments.

The minimum initial investment in the Fund is $1,000. The minimum subsequent investment is $250.

Subsequent investments.

You may purchase additional shares of the Fund by sending a check, with the stub from an account statement, to the Fund at the address above. Please also write your account number on the check. (If you do not have a stub from an account statement, you can write your name, address and account number on a separate piece of paper and enclose it with your check.) If you want to send additional money for investment by wire, it is important for you to call the Fund at (888) 229-2105.

When is money invested in the Fund?

Any money received for investment in the Fund, whether sent by check or by wire, is invested at the net asset value of the Fund which is next calculated after the money is received (assuming the check or wire correctly identifies the Fund and account). The net asset value is calculated at the close of regular trading of the NYSE, currently 4:00 p.m., Eastern time. A check or wire received after the NYSE closes is invested as of the next calculation of the Fund's net asset value.

What is the net asset value of the Fund?

The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of its shares outstanding. In calculating the net asset value, portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily
6
available are valued at fair values determined in good faith by or under the supervision of the Board of Trustees of the Trust. The fair value of short-term obligations with remaining maturities of 60 days or less is considered to be their amortized cost.

Other information.

First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix, AZ 85018, an affiliate of the Administrator, is the principal underwriter ("Distributor") of the Fund's shares. The Distributor may waive the minimum investment requirements for purchases by certain group or retirement plans. All investments must be made in U.S. dollars, and checks must be drawn on U.S. banks. Third party checks will not be accepted. A charge may be imposed if any check used for investment does not clear. The Fund and the Distributor reserve the right to reject any investment, in whole or in part. Federal tax law requires that investors provide a certified taxpayer identification number and other certifications on opening an account in order to avoid backup withholding of taxes. See the Application Form for more information about backup withholding. The Fund is not required to issue share certificates; all shares are normally held in non-certificated form on the books of the Fund, for the account of the shareholder.

SERVICES AVAILABLE TO SHAREHOLDERS

Retirement Plans.

You may obtain a prototype IRA plan from the Fund. Shares of the Fund are also eligible investments for other types of retirement plans.

Automatic investing by check.

You may make regular monthly investments in the Fund using the "Automatic Investment Plan." A check is automatically drawn on your personal checking account each month for a predetermined amount (but not less than $50), as if you had written it directly. Upon receipt of the withdrawn funds, the Fund automatically invests the money in additional shares of the Fund at the current net asset value. Applications for this service are available from the Fund. There is no charge by the Fund for this service. The Fund may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Shareholder Servicing Agent in writing, sufficiently in advance of the next withdrawal.

Automatic withdrawals.

The Fund offers a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. To start this Program, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn each month or quarter is $50. The Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. A withdrawal under the Systematic Withdrawal Program involves a redemption of shares of the Fund, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

                            HOW TO REDEEM YOUR SHARES

You have the right to redeem all or any portion of your shares of the Fund at their net asset value on each day the NYSE is open for trading.

Redemption in writing.

You may redeem your shares by simply sending a written request to the Fund. You should give your account number and state whether you want all or part of your shares redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration. You should send your redemption request to: Kaminski Poland Fund 24 West Carver Street, 2nd Floor
Huntington, NY 11743

Signature guarantee.

If the value of the shares you wish to redeem exceeds $5,000, the signatures on the redemption request must be guaranteed by an "eligible guarantor institution." These institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing a signature must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Redemption by telephone.

If you complete the Redemption by Telephone portion of the Fund's Application Form, you may redeem shares on any business day the NYSE is open by calling the Fund's Shareholder Servicing Agent at (888) 229-2105 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired, at your direction, on the next business day to the bank account you designated on the Application Form. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds). Telephone redemptions cannot be made for IRA accounts.

By establishing telephone redemption privileges, you authorize the Fund and its Shareholder Servicing Agent to act upon the instruction of any person who makes the telephone call to redeem shares from your account and transfer the proceeds to the bank account designated in the Application Form. The Fund and the Shareholder Servicing Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on these instructions. If these normal identification procedures are followed, neither the Fund nor the Shareholder Servicing Agent will be liable for any loss, liability, or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Fund may change, modify, or terminate these privileges at any time upon at least 60-days' notice to shareholders. You may request telephone redemption privileges after your account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity.

What price is used for a redemption?

The redemption price is the net asset value of the Fund's shares, next determined after shares are validly tendered for redemption. All signatures of account holders must be included in the request, and a signature guarantee, if required, must also be included for the request to be valid.

When are redemption payments made?

As noted above, redemption payments for telephone redemptions are sent on the day after the telephone call is received. Payments for redemptions sent in writing are normally made promptly, but no later than seven days after the receipt of a valid request. However, the Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with rules of the Securities and Exchange Commission.

If shares were purchased by wire, they cannot be redeemed until the day after the Application Form is received. If shares were purchased by check and then redeemed shortly after the check is received, the Fund may delay sending the redemption proceeds until it has been notified that the check used to purchase the shares has been collected, a process which may take up to 15 days. This delay can be avoided by investing by wire or by using a certified or official bank check to make the purchase.

Other information about redemptions.

A redemption may result in recognition of a gain or loss for federal income tax purposes. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or Uniform Gifts or Transfers to Minors Act account) may be redeemed by the Fund if, due to redemptions you have made, the total value of your account is reduced to less than $500. If the Fund determines to make such an involuntary redemption, you will first be notified that the value of your account
8
is less than $500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

                             DISTRIBUTIONS AND TAXES

Dividends and other distributions.

Dividends from net investment income, if any, are normally declared and paid by the Fund in December. Capital gains distributions, if any, are also normally made in December, but the Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.
Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless you have previously requested in writing to the Shareholder Servicing Agent that payment be made in cash.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the record date by the amount of the dividend or distribution. You should note that a dividend or distribution paid on shares purchased shortly before that dividend or distribution was declared will be subject to income taxes even though the dividend or distribution represents, in substance, a partial return of capital to you.

Taxes.

The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code. As long as the Fund continues to qualify, and as long as the Fund distributes all of its income each year to the shareholders, the Fund will not be subject to any federal income or excise taxes. Distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment ) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the intercorporate dividends-received deduction. Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. You will be informed annually of the amount and nature of the Fund's distributions. Additional information about taxes is set forth in the Statement of Additional Information. You should consult your own advisers concerning federal, state and local taxation of distributions from the Fund.

                               GENERAL INFORMATION

The Trust.

The Trust was organized as a Delaware business trust on October 3, 1996. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

Shareholder Rights.

Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Investment Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

Performance Information.

From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset value of those shares at the end of the period, assuming reinvestment of all distributions. Total return figures will reflect all recurring charges against Fund income. You should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

Shareholder Inquiries.

Shareholder  inquiries should be directed to the Shareholder  Servicing Agent at
(888) 229-2105.

                                    APPENDIX

                        SPECIAL CONSIDERATIONS AND RISKS

Because the Fund will invest primarily in equity securities of issuers based in the Republic of Poland, an investor in the Fund should be aware of special considerations and risks relating to investments in those issuers, and international investment generally, which typically are not associated with investments in securities issued by U.S. companies. The Fund is designed for long term investment, and an investment in its shares should be considered speculative.

Currency fluctuations.

The Fund generally will hold assets denominated and traded in the Polish zloty, and most of its income will be received or realized in zlotys, although the Fund will compute its net asset value and calculate and distribute any income in U.S. dollars. Accordingly, changes in the value of the zloty against the dollar will result in corresponding changes in the dollar value of the Fund's assets denominated in zlotys and in the Fund's net asset value, and will also change the dollar value of income and gains derived in zlotys. If the value of the zloty falls relative to the dollar between accrual of the income and the payment of Fund distributions, the amount of zlotys required to be converted into dollars to pay these distributions will increase, and the Fund could be required to sell portfolio securities to make the distributions. Similarly, if the value of the zloty declines between the time the Fund incurs expenses in dollars and the time the expenses are paid, the amount of zlotys required to be converted into dollars to pay the expenses will be greater than the zloty equivalent of such expenses at the time they were incurred.

The Advisor generally will not seek to hedge against a decline in the value of the Fund's portfolio securities resulting from a decline in the value of the zloty. As a result, the Fund will be subject to the risk of changes in the value of the zloty affecting the value of its portfolio securities, as well as the value of interest, dividends and net realized capital gains received in zlotys.

Economic and Political Factors.

The economy of Poland generally differs from the U.S. economy in such respects as general development, rate of inflation, volatility of the rate of growth of gross domestic product and balance of payments position, among others. The following table sets forth some key economic indicators:


                                            1992        1993        1994
                                            ----        ----        ----
GDP at current prices (Zl billion)         114.9       155.8       210.4
Real GDP growth (%)                          2.6         3.8         5.3
Consumer price inflation (%)                43.0        35.3        32.2
Current account ($ billion)                 -3.1        -5.8        -2.6
Exchange rate, average (Zl:$)                1.36        1.81        2.27

                                            1995     1996 (est.)
                                            ----     -----------
GDP at current prices (Zl  billion)        285.5       366.2
Real GDP growth (%)                          7.0         6.0
Consumer price inflation (%)                27.8        19.9
Current account ($ billion)                 -4.3        -8.0
Exchange rate, average (Zl:$)                2.43        2.71

Source: The Economist Intelligence Unit
10

Poland has had a centrally planned socialist economy for many years. Recently the government has generally implemented reforms directed at economic liberalization, including efforts to decentralize the decision-making process and to establish market-oriented economics. However, there can be no assurance that current or future governments will continue to pursue these policies. Furthermore, the transition from a centrally planned, socialist economy to a competitive market economy resulted in the past in certain disruptions; for example, in 1990 and 1991 GDP declined 11.6% and 7.0%, unemployment rose from under 12% in 1991 to over 16% in 1994, before declining to 13% at the end of March, 1997. There can be no assurance that disruptions will not occur again in the future. In addition, business entities in Poland do not have any significant recent history of operating in a market-oriented economy, and the ultimate impact of Poland's attempts to move toward a more market-oriented environment is unclear.

Although a democratic system of government is now generally established in Poland, the country remains exposed to risks of political change or periods of uncertainty. Nationalization, expropriation or confiscatory taxation, currency blockage, government regulation, social instability or diplomatic developments could adversely affect its economy or its securities markets. In addition, many of the countries near Poland are similarly exposed to these same uncertainties, and disruptions in any of these countries could adversely affect the economy of Poland.

As a result of Poland's recent socialist history, the country does not have a body of laws and court decisions comparable to those of the U.S. Laws may not exist to cover all contingencies or to protect adequately, and the administration of these laws may be subject to considerable discretion. There also can be no assurance that laws and related interpretations will not be changed or applied in a manner that will adversely affect the Fund and its assets.

The Polish Commercial Code sets forth requirements regarding capitalization, shareholders meetings, records and auditing for Polish companies. Recent amendments to the Commercial Code are aimed at modernizing its legal norms and adapting them to models prevailing in the European Community. All joint stock companies, limited liability companies and certain other entities are required to have annually audited financial statements.

Foreign Investment and Repatriation.

Currently, there are no restrictions on foreign investment in Polish securities, except with respect to securities of issuers whose business relates to operation of sea or air ports, real estate, the defense industry, wholesale trading of imported consumer goods or legal services. Investments may be made in such industries if authorization is obtained from the Ministry of Privatization. Also, permission must be sought from the relevant licensing authority to purchase shares of issuers in industries where licenses from the Polish government are required, such as the banking or brokerage industry or a business involving the production of alcohol, cigarettes or medicine.

In early 1990, internal convertibility of the Polish zloty was introduced. Both the initial investment in and any profits resulting from business activities may be freely repatriated, provided the currency exchange is made at an authorized foreign exchange bank. In the case of dividends, repatriation is only allowed after an audit certificate has been issued and the necessary taxes have been paid. The National Bank of Poland is responsible for overseeing the banking system in Poland and for controlling monetary policy and exchange rates.

Characteristics of Securities Markets and Regulation.

The securities markets in Poland are much smaller than those in the U.S. Although a stock exchange first opened in Warsaw in 1817 and before World War II there were seven stock exchanges operating in Poland, the capital markets in Poland did not operate after that war until 1991. In structuring the capital markets and their regulation in 1991, the Polish government reviewed several contemporary world markets and based the system on the securities markets in France, with assistance from the Societe des Bourses  Francaises.  In
1991, the Act on Public Trading in Securities and Trust Funds was adopted, and the Polish Securities Commission was created. The Warsaw Stock Exchange (the
"WSE") was also established by the State Treasury as a joint stock company.  The
WSE is a self-regulatory organization (as are stock exchanges in the U.S.), and its rules must be approved by the Polish Securities Commission. In 1994, the WSE was admitted as a member of the International Federation of Stock Exchanges.

The Polish  Securities  Commission  is  responsible  for  monitoring  the Polish securities market, supervising all public trading, including trading on the WSE, and regulating  brokers.  In addition,  a Brokers Association is responsible for regulating  the  activities  and  conduct of brokers.  Currently,  there are two categories  of  publicly  traded  securities:  securities  listed on the WSE and
securities  traded  over-the-counter.   The  disclosure  requirements  are  less
stringent for issuers whose securities are traded over-the-counter. Clearing and settlement occurs within three business days through the National Depository for
Securities, which is operated by the WSE.

Notwithstanding the similarities between the U.S. and Polish securities markets in terms of structure and regulation, there are significant differences. There is, for example, substantially less trading volume on the WSE than the New York
Stock Exchange (the "NYSE"), and its aggregate market capitalization at December
31, 1996 was less than 1% of the aggregate market capitalization of the New York
Stock Exchange. There is also a high concentration of market capitalization and trading volume in a relatively small number of issuers representing a limited number of industries, as well as a high concentration of investors. There are, for example, nearly 3,000 companies listed on the NYSE, while there are less than 100 issuers listed on the WSE. As a result, the securities markets in Poland are subject to a lack of liquidity and high price volatility relative to the U.S. securities markets.

In  addition,  securities  traded in Poland  may be  subject to risks due to the inexperience of financial intermediaries,  the lack of a sufficient capital base to expand  operations and the possibility of  restrictions on trading.  Finally, since current regulations  governing  securities markets have only existed since
1971,  the  regulators in Poland do not have the experience of regulators in the
U.S., where federal securities regulation has been in effect since 1933.
12
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
                                     ADVISOR
                         Kaminski Asset Management, Inc.
                         210 North 2nd Street, Suite 050
                              Minneapolis, MN 55401
                            Web page: www.polfund.com                                                      The
                                                                                                  Kaminski Poland Fund

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                       4455 E. Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018


                                    CUSTODIAN
                                 Star Bank, N.A.                                       Managed by Kaminski Asset Management, Inc.
                                425 Walnut Street
                              Cincinnati, OH 45202
                                                                                                  210 North 2nd Street
                                                                                                        Suite 050
                                 TRANSFER AGENT                                                   Minneapolis, MN 55401
                          American Data Services, Inc.
                        24 West Carver Street, 2nd Floor
                              Huntington, NY 11743
                                 (888) 229-2105


                                    AUDITORS
                              Price Waterhouse, LLP
                               33 South 6th Street
                                   Suite 3100
                              Minneapolis, MN 55402
                                                                                                       Prospectus
                                                                                                      June 23, 1997
                                  LEGAL COUNSEL
                        Paul, Hastings, Janofsky & Walker
                        345 California Street, 29th Floor
                             San Francisco, CA 94104